UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2015

ML WINTON FUTURESACCESS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51084	20-1227904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street- 11th Floor
New York, NY 10080
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code:  (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

Units are privately offered and sold to “accredited investors” (as defined in Rule 501(a) under the Securities Act) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 thereunder.  The selling agent of the Units was Merrill Lynch Pierce Fenner & Smith Incorporated (“MLPF&S”).

CLASS A

	Subscription
	Amount	Units

June 12, 2015	$620,165	319,311

CLASS C

	Subscription
	Amount	Units

June 12, 2015	$9,229,000	5,263,488

CLASS D

Subscription
	Amount	Units

June 12, 2015	$—	—

CLASS I

	Subscription
	Amount	Units

June 12, 2015	$249,750	124,359

CLASS DI

Subscription
	Amount	Units

June 12, 2015	$—	—

CLASS DT

Subscription
	Amount	Units

June 12, 2015	$—	—

CLASS M

	Subscription
	Amount	Units

June 12, 2015	$2,636,000	2,245,315

CLASS F

Subscription
	Amount	Units

June 12, 2015	$—	—

CLASS F1

Subscription
	Amount	Units

June 12, 2015	$—	—

CLASS G

Subscription
	Amount	Units

June 12, 2015	$—	—

Class A Units are subject to upfront sales commissions paid to MLPF&S ranging from 1.0% to 2.5% of an investor’s gross subscription amount. Class D Units and Class I Units are subject to upfront sales commissions paid to MLPF&S up to 2.5% of an investor’s gross subscription amount. Class F Units and Class G Units are subject to upfront sales commissions paid to MLPF&S up to 0.5% of an investor’s gross subscription amount. Sales commissions are directly deducted from subscription amounts.  Class C Units, Class DT Units, Class F-1 Units, Class M Units and Class DI Units are not subject to upfront sales commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML WINTON FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Sponsor

By:	/s/ BARBRA E. KOCSIS
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  June 17, 2015